UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 14, 2004
                      -------------------------------------

                             American Skiing Company
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                    I-13057               04-3373730
  ---------------------------- ----------------------- -----------------------
 (State or other jurisdiction (Commission File Number)     (IRS Employer
     of incorporation)                                 Identification Number)

      136 Heber Ave. Suite 303, Park City, Utah                84060
    ---------------------------------------------------- -------------------
       (Address of principal executive offices)              (Zip Code)

                                 (435) 615-0340
                               -------------------
               Registrant's telephone number, including area code


Item 2.  Acquisition or disposition of assets

     On May 14, 2004, American Skiing Company Resort Properties, Inc. ("Resort Properties"), the principal real estate development subsidiary of American Skiing Company (ASC), completed the restructuring of the real estate term facility (the "Term Loan") from Fleet National Bank, Ski Partners, LLC and Oak Hill Capital Partners. As a result of the restructuring, a new business venture called SP Land Company (SP Land) was created by Ski Partners, LLC, Resort Properties, and Killington Ltd. (Killington) (an ASC subsidiary). Certain developmental land parcels at the Killington resort and cash with a carrying value of approximately $5.1 million have been transferred by Resort Properties and Killington into SP Land, together with all indebtedness, including related interest and fees, under the Term Loan debt held by Fleet National Bank and Ski Partners, LLC (Tranche A and Tranche B of the Term Loan) totaling $55.4 million. All of the remaining collateral for the Term Loan, including all of the capital stock of Resort Properties' subsidiary, Grand Summit Resort Properties, Inc., all developmental real estate at The Canyons, the commercial unit in the Grand Summit Hotel at Mount Snow, and the Rams Head parking lot at the Killington resort, was released as security for the obligations under the Term Loan. Twenty-five percent (25%) of the membership interests of SP Land are owned collectively by Killington and Resort Properties. The remaining seventy-five percent (75%) of the membership interests in SP Land are owned by Ski Partners, together with a preferential interest in SP Land of approximately $37,175,000.

     In conjunction with the restructuring of the Term Loan, the $25.0 million in debt from Resort Properties to Oak Hill Capital Partners and its affiliate, OHSF ASTC, LLC (Tranche C of the Term Loan), was contributed by Oak Hill to ASC as additional paid-in capital. This contribution was made for no additional consideration, and no equity was issued by ASC in return for the contribution. As a result of the transfer of the $55.4 million in indebtedness (including accrued interest and fees) from Resort Properties to SP Land and the contribution of $25.0 million in debt from Oak Hill as additional paid-in capital to ASC, approximately $80.4 million in real estate debt and related accrued interest and fees have been eliminated from the consolidated balance sheet of ASC.

         As part of the restructuring of the Term Loan, Killington also contributed all of its interest in approximately 236 acres of developmental real estate into a joint venture entity called Cherry Knoll Associates, LLC. Each of SP Land and Killington own 50% of the membership interests in Cherry Knoll Associates. In addition, Killington maintains a preferential distribution interest in Cherry Knoll Associates of $1,500,000.

         In accordance with FASB Interpretation (FIN) No. 46, "Consolidation of Variable Interest Entities - an Interpretation of ARB No. 51", Cherry Knoll Associates and SP Land will not be consolidated with ASC.

         Immediately following the restructuring of the Term Loan, Resort Properties became a co-borrower under the existing $91.5 million senior credit facility of American Skiing Company, led by General Electric Capital Corporation, as agent, and Resort Properties pledged its remaining assets as additional security thereunder.

         As a result of the restructuring of the Term Loan, all previous defaults have been waived by the lenders thereunder.

         Further information regarding the restructuring is set forth in the press release and restructuring documents attached as exhibits hereto.

         THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. READERS ARE REFERRED TO ALL DOCUMENTS FILED BY AMERICAN SKIING COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

Item 7.  Financial Statements and Exhibits.

b) Pro forma financial information.

            The pro forma consolidated balance sheet as of January 25, 2004 and the pro forma consolidated statements of operations for the fiscal year ended July 27, 2003, and the 26 weeks ended January 25, 2004, presented herein, were derived from historical financial statements of the Company as reported in our Form 10-K as filed with the Securities and Exchange Commission on October 27, 2003 and our Form 10-Q as filed with the Securities and Exchange Commission on March 10, 2004. These pro forma financial statements incorporate adjustments as required by Article 11 of Regulation S-X. The pro forma adjustments consist of those adjustments necessary to reflect the restructuring of the real estate term loan facility as if it had occurred on January 25, 2004 for balance sheet purposes and on July 29, 2002 and July 28, 2003 for purposes of the statements of operations for the fiscal year ended July 27, 2003 and the 26 weeks ended January 25, 2004, respectively.

c) Exhibits

4.1 Loan Settlement Agreement dated as of March 31, 2004 among American Skiing Company, Killington, Ltd., American Skiing Company Resort Properties, Inc., The Canyons Resort Properties, Inc., Fleet National Bank, Ski Partners LLC, Oak Hill Capital Partners, L.P. and OHSF ASTC, LLC

4.2 Agreement Regarding Killington Resort and Certain Nearby Properties dated as of March 31, 2004, among American Skiing Company, American Skiing Company Resort Properties, Inc., Killington, Ltd. and SP Land Company, LLC

4.3 Second Amendment and Consent dated as of May 14, 2004 among American Skiing Company, certain of its subsidiaries, General Electric Capital Corporation, as Administrative Agent, and the lenders party thereto

99.1 Press release of American Skiing Company dated May 14, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN SKIING COMPANY

Date:  June 9, 2004                    /s/ Foster A. Stewart, Jr.
                                       --------------------------------------
                                       Name:    Foster A. Stewart, Jr.
                                       Title:   Senior Vice President and
                                                General Counsel

                         Pro Forma Financial Statements

         The following unaudited pro forma financial statements (the "Pro Forma Financial Statements") are derived from the historical financial statements of the Company. The Pro Forma Financial Statements and the accompanying notes should be read in conjunction with our Form 10-K as filed with the Securities and Exchange Commission on October 27, 2003 and our Form 10-Q as filed with the Securities and Exchange Commission on March 10, 2004.

         The unaudited pro forma balance sheet as of January 25, 2004 gives effect to the restructuring of the $73.0 million real estate term loan facility from Fleet National Bank, Ski Partners, LLC, and Oak Hill Capital Partners (the "Term Loan Restructuring") as if the restructuring had occurred on such date. The unaudited pro forma statements of operations for the fiscal year ended July 27, 2003 and the 26 weeks ended January 25, 2004 give effect to the Term Loan Restructuring as if it had occurred on July 29, 2002 and July 28, 2003, respectively.

         The Pro Forma Financial Statements are not intended to be indicative of either future results of operations or results that might have been achieved had the restructuring actually occurred on the dates specified nor do they purport to project our financial position or results of operations as of any future date or for any future period. In the opinion of the Company's management, all adjustments necessary to present fairly the Pro Forma Financial Statements have been made based upon the terms and structure of the Term Loan Restructuring noted above.

                    American Skiing Company and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                             As of January 25, 2004
                                 (In thousands)
                                   (unaudited)

                                                                              Pro Forma              Pro Forma
                                                           As Reported        Adjustments    Notes   Adjusted
Assets
Current assets
      Cash and cash equivalents                            $  14,636          $    (400)     (a)     $  14,236
      Restricted cash                                          4,496               (843)     (b)         3,653
      Accounts receivable, net                                 9,974                                     9,974
      Inventory                                                7,240                                     7,240
      Prepaid expenses                                         6,840                                     6,840
      Deferred income taxes                                    7,300                                     7,300
      Other current assets                                       928                                       928
                                                   -------------------------------------      --------------------
            Total current assets                              51,414             (1,243)                50,171

Property and equipment, net                                  366,757             (2,263)     (c)       364,494
Real estate developed for sale                                40,478             (2,861)     (d)        37,617
Intangible assets, net                                         6,893                                     6,893
Deferred financing costs, net                                  5,344               (179)     (e)         5,165
Other assets                                                   8,559                672      (f)         9,231
                                                   -------------------------------------      --------------------
            Total assets                                   $ 479,445          $  (5,874)            $  473,571
                                                   =====================================      ====================

See accompanying notes to pro forma condensed consolidated financial statements.




                                                        (continued on next page)

                    American Skiing Company and Subsidiaries
           Pro Forma Condensed Consolidated Balance Sheet (continued)
                             As of January 25, 2004
                                 (In thousands)
                                   (unaudited)
                                                                                                Pro Forma            Pro Forma
                                                                                  As Reported   Adjustments  Notes   Adjusted
Liabilities and Shareholders' Deficit
Current liabilities
      Current portion of long-term debt                                           $  97,114     $ (62,660)   (g)     $  34,454
      Current portion of subordinated notes and debentures                            1,466                              1,466
      Accounts payable and other current liabilities                                 83,500       (13,465)   (h)        70,055
                                                                                                       20    (i)
      Deposits and deferred revenue                                                  42,571           108    (j)        42,679
      Mandatorily Redeemable Convertible 10 1/2% Series A Preferred Stock            70,212                             70,212
                                                                                 ----------------------------       ---------------
              Total current liabilities                                             294,863       (75,997)             218,866

Long-term debt, excluding current portion                                            83,557                             83,557
Subordinated notes and debentures, excluding current portion                        141,157                            141,157
Other long-term liabilities                                                           3,503           347    (k)         3,850
Deferred income taxes                                                                 7,300                              7,300
Mandatorily Redeemable 8 1/2% Series B Preferred Stock                                    -                                  -
Mandatorily Redeemable Convertible Participating 12% Series C-1 Preferred Stock      52,605                             52,605
Mandatorily Redeemable 15% Nonvoting Series C-2 Preferred Stock                     196,702                            196,702
                                                                                 ----------------------------       ---------------
              Total liabilities                                                     779,687       (75,650)             704,037
                                                                                 ----------------------------       ---------------

Shareholders' Deficit
      Common stock, Class A                                                             148                                148
      Common stock                                                                      170                                170
      Additional paid-in capital                                                    277,450        22,610    (l)       300,060
      Accumulated deficit                                                          (578,010)       47,166    (m)      (530,844)
                                                                                 ----------------------------       ---------------
        Total shareholders' deficit                                                (300,242)       69,776             (230,466)
                                                                                 ---------------                    ---------------
        Total liabilities and shareholders' deficit                               $ 479,445     $  (5,874)           $ 473,571
                                                                                 ============================       ===============


See accompanying notes to pro forma condensed consolidated financial statements.

                    American Skiing Company and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                     For the Fiscal Year Ended July 27, 2003
               (In thousands, except share and per share amounts)
                                   (unaudited)
                                                                  Pro Forma                Pro Forma
                                               As Reported        Adjustments   Notes      Adjusted
    Net revenues:
        Resort                                 $  251,638         $     62      (aa)       $ 251,700
        Real estate                                12,898                                     12,898
                                             ------------------------------------      ----------------------
             Total net revenues                   264,536               62                   264,598
                                             ------------------------------------      ----------------------

    Operating expenses:
        Resort                                    168,010                                    168,010
        Real estate                                12,166                                     12,166
        Marketing, general and administrative      49,645              (48)     (bb)          49,597
        Restructuring charges                       1,451                                      1,451
        Depreciation and amortization              27,513                                     27,513
        Write-off of deferred financing costs       2,761                                      2,761
                                             ------------------------------------      ----------------------
             Total operating expenses             261,546              (48)                  261,498
                                             ------------------------------------      ----------------------

    Income from operations                          2,990              110                     3,100
    Interest expense, net                          47,364          (15,620)     (cc)          31,744
                                             ------------------------------------      ----------------------

    Net loss                                      (44,374)          15,730                   (28,644)

    Accretion of discount and dividends
    on mandatorily redeemable preferred stock     (37,644)                                   (37,644)
                                             ------------------------------------      ----------------------
    Net loss available to common shareholders  $  (82,018)        $ 15,730                 $ (66,288)
                                             ====================================      ======================

    Basic and diluted net loss per
    common share                               $   (2.59)                                  $  (2.09)

    Basic and diluted weighted average
    common shares outstanding -diluted         31,724,256                                  31,724,256



See accompanying notes to pro forma condensed consolidated financial statements.

                    American Skiing Company and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                     For the 26 Weeks Ended January 25, 2004
               (In thousands, except share and per share amounts)
                                   (unaudited)
                                                                  Pro Forma              Pro Forma
                                                As Reported       Adjustments    Notes   Adjusted
    Net revenues:
        Resort                                  $  109,032        $     31       (aa)    $  109,063
        Real estate                                 12,401                                   12,401
                                                -----------------------------------      --------------------
             Total net revenues                    121,433              31                  121,464
                                                -----------------------------------      --------------------

    Operating expenses:
        Resort                                      84,935                                   84,935
        Real estate                                 10,196                                   10,196
        Marketing, general and administrative       30,770             (24)      (bb)        30,746
        Restructuring charges                          137                                      137
        Depreciation and amortization               12,934                                   12,934
                                                -----------------------------------      --------------------
             Total operating expenses              138,972             (24)                 138,948
                                                -----------------------------------      --------------------

    Loss from operations                          (17,539)              55                  (17,484)
    Interest expense, net                          45,408           (8,458)      (cc)        36,950
                                                -----------------------------------      --------------------
    Net loss                                    $ (62,947)        $  8,513               $  (54,434)
                                                ===================================      ====================


    Basic and diluted net loss per common share $  (1.98)                                $   (1.72)

    Basic and diluted weighted average common
    shares outstanding                          31,738,183                               31,738,183



See accompanying notes to pro forma condensed consolidated financial statements.

                    American Skiing Company and Subsidiaries
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (unaudited)

1.     Adjustments to the Pro Forma Condensed Consolidated Balance Sheet
       The adjustments to the pro forma condensed consolidated balance sheet as of January 25, 2004 to reflect the restructuring of the real estate term loan facility from Fleet National Bank, Ski Partners, LLC, and Oak Hill Capital
Partners (the "Term Loan Restructuring") are as follows (in thousands):

Balance Sheet Caption              Note  Description                                            Amount
---------------------              ----  -----------                                            ------
Cash and cash equivalents          (a)   Record the payment of legal and other costs of the     $   (400)
                                         Term Loan Restructuring
Restricted cash                    (b)   Remove restricted cash forfeited in restructuring          (843)
Property and equipment, net        (c)   Remove property contributed to SP Land and Cherry        (2,263)
                                         Knoll (1)
Real estate developed for sale     (d)   Remove land and planning costs related to property       (2,861)
                                         contributed to SP Land and Cherry Knoll (1)
Deferred financing costs, net      (e)   Remove deferred financing costs related to the Term        (179)
                                         Loan
Other assets                       (f)   Record investment in Cherry Knoll partnership (1)           672
Current portion of long-term debt  (g)   Remove outstanding borrowings under the Term Loan       (62,660)
Accounts payable and accrued       (h)   Remove accrued interest and fees related to the Term    (13,465)
liabilities                              Loan
Accounts payable and accrued       (i)   Record Federal income tax payable due to Term Loan           20
liabilities                              Restructuring
Deposits and deferred revenue      (j)   Record current portion of future ski pass                   108
                                         obligations associated with Term Loan Restructuring
Other long-term liabilities        (k)   Record long-term portion of future ski pass                 347
                                         obligations associated with Term Loan Restructuring
Additional paid-in capital         (l)   Record contribution of Tranche C of Term Loan as         22,610
                                         additional paid-in capital
Retained earnings                  (m)   Net effect of the Term Loan Restructuring on             47,166
                                         shareholders' deficit

     (1) The Company through its subsidiaries owns 25% of SP Land and 50% of Cherry Knoll. In accordance with FIN No. 46 these subsidiaries are not consolidated. See Note (f) for the Company's investment in Cherry Knoll. The
Company's interest in its investment in SP Land is 100% impaired because of its subordination.

2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

         The adjustments to the pro forma condensed consolidated statements of operations for the fiscal year ended July 27, 2003 and the 26 weeks ended January 25, 2004 to reflect the Term Loan Restructuring are as follows (in thousands):

Statement of Operations                                                    Fiscal Year Ended       26 Weeks Ended
      Caption                  Note   Description                            July 27, 2003         January 25, 2004
      -------                  ----   -----------                           ----------------      ----------------
Resort net revenues            (aa)   Record revenue related to ski pass               62                 31
                                      obligations
Marketing, general and         (bb)   Remove property taxes related to                (48)             $ (24)
administrative                        property contributed to SP Land and
                                      Cherry Knoll (1)
Interest expense               (cc)   Remove interest expense related to Term     (15,620)            (8,458)
                                      Loan

     (1) The Company through its subsidiaries owns 25% of SP Land and 50% of Cherry Knoll. In accordance with FIN No. 46 these subsidiaries are not consolidated. See Note (f) for the Company's investment in Cherry Knoll. The
Company's interest in its investment in SP Land is 100% impaired because of its subordination..

         In accordance with Article 11-02 of Regulation S-X, the Company has excluded the gain on the Term Loan Restructuring which totals approximately $49.6 million as this amount is non-recurring, directly attributable to the restructuring and will not have a continuing impact on the Company's results of operations.